SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) March 8, 2002
                                                          -------------



                                 AGTsports, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Colorado                   0-21914                  84-1022287
 ----------------------     ----------------------     ----------------------
(State of incorporation)   (Commission File Number)   (IRS Employer ID number)



                   7255 E. Quincy Avenue, Suite 550, Denver, CO  80237
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                     (Address of principal executive office)   (Zip code)


                                 (303) 758-5570
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              (Registrant's telephone number, including area code)

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                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Item 1.   Changes in Control of Registrant.
          --------------------------------
                  See Item 5 below

Item 2.   Acquisition or Disposition of Assets.
          ------------------------------------
                   Not Applicable

Item 3.   Bankruptcy or Receivership.
          --------------------------
                   Not Applicable

Item 4.   Changes in Registrant's Certifying Accountant.
          ---------------------------------------------
                   Not Applicable

Item 5.   Other Events.
          ------------

     (a) Progress report on proposed acquisition of Plenum. Pursuant to the Company's Form 8-K dated February 8, 2002, the Company continues to work toward completing the acquisition of Plenum Wireless, Inc. ("Plenum"), a private, development stage wireless mobile computing and communications products business based in Georgetown, Texas. As a result of the proposed transaction, Plenum will become a wholly owned subsidiary of the Company, with Plenum shareholders owning over 50% of the total voting outstanding shares of the Company immediately following the acquisition. The acquisition is expected to be completed on or before March 29, 2002.

     Subject to completing the proposed acquisition, and in accordance with the terms of the Share Exchange Agreement with Plenum, the Company plans to call a special meeting of shareholders during the second calendar quarter of 2002 for the purpose of: (a) changing the name and ticker symbol of AGTsports, Inc. to more adequately reflect the new business focus of the Company, (b) electing officers and directors, (c) effecting a common stock reverse split of 1 new share of the Company for every 100 old shares, (d) converting the Company's outstanding shares of preferred stock in all classes to common thereafter, (e) other business as may come before the meeting. The meeting date is yet to be determined and is subject to the preparation, filing and approval of an appropriate Proxy Statement concerning the matters to be voted on at this meeting.

     (b) Forward-Looking Statement. This Form 8-K includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Among the matters discussed in this Report which are forward-looking statements include statements relating to the Company's abililiy to complete the transactions contemplated by the letter of intent and the additional fund raising efforts, which are subject to various risks, uncertainties and other factors that could cause actual results to vary materially from the results anticipated in such forward looking statements. Such risks and uncertainites include, but are not limited to, the possibility that we are unable to agree on the terms of the definitive agreements governing the transaction, or that we will be unable to close the transactions contemplated, the inability to predict the success of our combined companies, and other risks detailed from time to time in our filings with the Securities and Exchange.

Item 6.   Resignation of Registrant's Directors..
          --------------------------------------

     (a) Resignation of Louis F. Coppage, Director. On March 8, 2002, the Company accepted the resignation of Louis F. Coppage as a member of its Board of Directors. In connection with this resignation, Mr. Coppage did not express any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

     (b) Appointment of Ross King, Director. On March 8, 2002, the Company appointed Mr. Ross King, 40, of Santa Barbara, California, as an outside member of the Company's board of directors. Mr. King has over 15 years of business management experience working with telecommunications companies within the domestic and international marketplace. Mr. King will serve until the next annual meeting of the shareholders, the date of which is yet to be determined, at which time he may stand for re-election upon vote by the shareholders of the Company.



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                                   SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 14th day of March, 2002.


                                            By:  /s/  Cory J. Coppage
                                               -------------------------------
                                                      Cory J. Coppage
                                                      President and Secretary

Dated: March 14, 2002